Deferred Tax	12 Months Ended
Sep. 30, 2022
Deferred Tax
Deferred Tax

20.    Deferred Tax

	2022	2021	2020
	$'000	$'000	$'000
At the beginning of the period	—	—	551
Movement in the year recognised in profit or loss	—	—	(569)
Foreign exchange on translation	—	—	18
At the end of the year	—	—	—
The deferred tax liability/(asset) is made up as follows:
Intangible asset and other timing differences	10,389	4,685	1,582
Unrelieved tax losses	(10,389)	(4,685)	(1,582)
	—	—	—

In total there are $42.204 million of unrecognised deferred tax assets. This comprises an unrecognised deferred tax asset of $38.132 million in respect of unrelieved tax losses carried forward and $4.0723 million in respect of share scheme differences. These assets have not been recognised as the Group is uncertain on when there will be sufficient future taxable profits against which to utilise the assets.